SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 28, 2003

                         Commission file number 0-14706.

                          INGLES MARKETS, INCORPORATED
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NORTH CAROLINA                            56-0846267
  --------------------------------------    ----------------------------------
      (State or other jurisdiction                   (IRS Employer
           of incorporation)                       Identification No.)

                    P.O. Box 6676, Asheville, NC         28816
  ----------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (828) 669-2941
  ----------------------------------------------------------------------------
              (Telephone number of registrant, including area code)

                                      None
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number              Exhibit
      --------------              -------
      99.1                        Press Release dated July 28, 2003

Item 12. Results of Operations and Financial Condition.

On July 28, 2003, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its third fiscal quarter ended June 28, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INGLES MARKETS, INCORPORATED

                                   /s/ Brenda S. Tudor
                                   -------------------------------------------
                                   Brenda S. Tudor
                                   Vice President-Finance and
                                   Chief Financial Officer

Dated: July 28, 2003

                                INDEX TO EXHIBITS

Exhibit Number                   Exhibit
--------------                   -------
99.1                             Press Release dated July 28, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.